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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ================

                                   FORM 8-K

                               ================

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 March 3, 2000
                         ____________________________
               Date of report (Date of earliest event reported)

                        ASSISTED LIVING CONCEPTS, INC.
            (exact name of registrant as specified in its charter)


            NEVADA                           1-13498                       93-1148702
    -------------------------          --------------------          --------------------
(State or other jurisdiction           Commission File Number         (I.R.S. Employer
 of incorporation or organization)                                   Identification Number)

         11835 NE Glenn Widing Drive, Bldg E, Portland, OR 97220-9057
       _________________________________________________________________
              (Address of Principal Executive Offices) (Zip Code)

                                (503) 252-6233
       _________________________________________________________________
             (Registrant's telephone number, including area code)

                                Not Applicable
       _________________________________________________________________
        (Former name or former address, if changed since last report.)

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ITEM 5.   OTHER EVENTS

          On March 3, 2000, Assisted Living Concepts, Inc. (the "Company") announced the appointment of W. James Nicol and John M. Gibbons to the Company's Board of Directors, including the appointment of Mr. Nicol as Chairman of the Board. The Company also announced the formation of an Executive Committee of its Board of Directors, which will be comprised of Dr. Keren Brown Wilson, Mr. Nicol and Mr. Gibbons.

          The Company also announced the resignation of James W. Cruckshank as its Chief Financial Officer and the appointment of Mr. Gibbons as Interim Chief Financial Officer. Mr. Cruckshank will continue to serve the Company as a consultant pursuant to a Separation and Consulting Agreement, dated as of March 3, 2000, between Mr. Cruckshank and the Company (the "Consulting Agreement").

          Copies of the Consulting Agreement and the Company's press release, dated March 3, 2000, have been filed as exhibits to this current Report on Form 8-K and are incorporated herein by reference.
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ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) and (b)  None.

(c) The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

             10. Separation and Consulting Agreement, dated as of March 3, 2000, between James W. Cruckshank and Assisted Living Concepts, Inc.

             99. Press release, dated March 3, 2000, of Assisted Living Concepts, Inc.
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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ASSISTED LIVING CONCEPTS, INC.



                                       By:      /s/ Sandra Campbell
                                            ------------------------------------
                                            Name:   Sandra Campbell
                                            Title:  Secretary

Date: March 3, 2000
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                                 EXHIBIT INDEX

EXHIBIT NO.                   DOCUMENT DESCRIPTION

10. Separation and Consulting Agreement, dated as of March 3, 2000, between James W. Cruckshank and Assisted Living Concepts, Inc.

99.            Press release, dated March 3, 2000, of Assisted Living Concepts,
               Inc.